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EXHIBIT 10.54

































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FIRST AMENDMENT


	FIRST AMENDMENT, dated as of February 15, 1995 (this
"Amendment"), to the MULTI-CURRENCY, MULTI-OPTION
CREDIT AGREEMENT, dated as of September 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"; terms defined therein being used herein as therein defined), among HARMAN INTERNATIONAL INDUSTRIES,
INCORPORATED, the Subsidiary Borrowers and Subsidiary
Guarantors parties thereto, the Lenders parties thereto, NATIONSBANK OF NORTH CAROLINA, N.A., as Co-Agent,
CHEMICAL SECURITIES INC., as Arranger and CHEMICAL BANK, as Administrative Agent.

	W I T N E S S E T H:

	WHEREAS, the parties to this Amendment wish to amend the Credit Agreement in the manner hereinafter set forth; and

	WHEREAS, this Amendment is entered into in accordance with the provisions of subsection 14.1 of the Credit Agreement;

	NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

	 1.	Amendment of Schedule II to the Credit Agreement.
(a)	Studer S.E. Asia Pte., Ltd., a wholly owned Subsidiary of the
Company (the "New Subsidiary Borrower"), by its signature below, hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees, from and after the effective date of this Amendment (the "Effective Date"), to (i) join the Credit Agreement as a Subsidiary Borrower, (ii) be bound by all covenants, agreements and acknowledgements attributable to a Subsidiary Borrower in the Credit Agreement and (iii) perform all obligations required of it by the Credit Agreement.

	(b)	The New Subsidiary Borrower hereby represents and
warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in, Section 7 of the Credit Agreement are true and correct on the date hereof and on the Effective Date.

	(c)	The address and jurisdiction of incorporation of the 0New
Subsidiary Borrower is set forth in Annex I to this Amendment.

	(d)	Each of the parties hereto agrees that (i) this Amendment
shall be deemed to be a Joinder Agreement, in form and substance satisfactory for all purposes of the Credit Agreement, and (ii) the Administrative Agent shall be entitled to, concurrently with the effectiveness of this Amendment, amend and replace Schedule II to the Credit Agreement to reflect the addition of the New Subsidiary
Borrower.
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	 2.	Addition of Midland Bank Plc as a Lender.  (a) By its
execution of this Amendment, Midland Bank Plc (the "New Lender") (i) agrees to all of the provisions of the Credit Agreement, (ii) becomes a party thereto, from and after the Effective Date, as a Lender with an obligation to make Extensions of Credit prior to the Termination Date to the Borrowers in accordance with, and subject to, all of the terms and conditions contained in the Credit Agreement and (iii) agrees to provide to the Administrative Agent all administrative information in respect of the New Lender as is necessary or advisable for the Administrative
Agent to add the New Lender as a Lender under the Credit Agreement.

	(b)	The New Lender's Commitment, as of the Effective Date,
shall be in the amount of $20,000,000 and the Administrative Agent shall be entitled to, concurrently with the effectiveness of this Amendment, amend and replace Schedule I to the Credit Agreement to reflect the addition of the New Lender's Commitment. (It being understood and agreed that the New Lender's Commitment will be in addition to, and not in replacement of, any of the existing Lenders' Commitments and, following the Effective Date, the aggregate Commitments shall be $220,000,000.)

	(c)	Each of the Borrowers and the existing Lenders (the
"Existing Lenders") agree that, in order to add the New Lender as a Lender with a pro rata interest in the outstanding Loans (other than any outstanding Competitive Advance Loans) and the outstanding Letters of Credit and notwithstanding anything contained in the Credit Agreement to the contrary, the following modifications to the applicable borrowing procedures shall apply until such time as the New Lender has such pro rata interests in such Loans and such Letters of Credit (at which time all of the existing borrowing procedures which have been modified as set forth below in this subsection 2(c) shall automatically be reinvoked for all purposes of the Credit Agreement):

		(i) with respect to any Committed Rate Loans which are outstanding on the Effective Date, (A) automatically upon each conversion or continuation of such Committed Rate Loans, (I) the New Lender shall make available by the applicable Funding Time to the Administrative Agent an amount (in the appropriate Currency and in immediately available funds) equal to its pro rata share of such converted or continued Committed Rate Loan and (II) the Administrative Agent shall distribute, in like funds as received, to the Existing Lenders their pro rata portions (based on their respective Commitment Percentages prior to giving effect to the addition of the New Lender's Commitment) of such amount, and (B) in the case of any prepayment of such Committed Rate Loan (to the extent that the New Lender has not made available its pro rata share of such Loan in accordance with clause (A) above), the amount so prepaid shall be distributed by the Administrative Agent solely to the





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Existing Lenders based on their respective Commitment Percentages prior to giving effect to the addition of the New Lender's Commitment;

	(ii) with respect to any Swing Line Loans (A) the Swing Line Currency of which is Pounds Sterling and (B) which are outstanding on the Effective Date, on the date which is 60 days following the Effective Date (the "Swing Line Conversion Date"), to the extent such Swing Line Loans remain outstanding, the New Lender shall make available by the applicable Funding Time to Chemical Bank (the related Swing Line
Lender for such Loans) an amount (in Pounds Sterling and in immediately available funds) equal to the aggregate principal amount of such Swing Line Loans and, following such Swing Line Conversion Date (but solely to the extent of its advances in respect thereof), the New Lender shall be the Swing Line Lender for such Swing Line Loans (it being agreed and understood, as between the New Lender and Chemical Bank, that Chemical Bank shall be entitled to receive any interest accruing on such Swing Line Loans up to but excluding such Swing Line Conversion Date); and

	(iii) with respect to any Letters of Credit which are outstanding on the Effective Date, (A) the New Lender shall automatically become an L/C Participant in respect of such Letters of Credit for an undivided interest equal to the New Lender's Commitment Percentage of the related Issuing Banks' obligations and rights under such Letters of Credit (and the New Lender shall be entitled to its pro rata share, from and after the Effective Date, of any commissions in respect of such Letters of Credit) and (B) each L/C Participant's interests in such Letters of Credit shall be automatically reduced to an amount which is calculated based on such L/C Participant's Commitment Percentage (after giving effect to the addition of the New Lender's Commitment).

With respect to any new Extensions of Credit which are made by the Lenders under the Credit Agreement on or following the Effective Date, such Extensions of Credit shall be made, to the extent applicable, based on the Commitment Percentages of all the Lenders (including the New Lender).

	 3.	Amendment of Schedule III to the Credit Agreement.
(a) The New Lender shall, from and after the Effective Date, become the Swing Line Lender for each Borrower listed on Schedule III of the
Credit Agreement in respect of which the related Swing Line Currency is Pounds Sterling. Notwithstanding the last sentence of subsection 14.1(b)(iii) of the Credit Agreement, Chemical Bank, as the existing Swing Line Lender for such Borrowers, shall cease to be such a Swing
Line Lender following the repayment of its Swing Line Loans to such Borrowers in accordance with subsection 2(c)(ii) above.
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	(b)	The New Lender agrees to provide to the Administrative
Agent all administrative information in respect of the New Lender as is necessary or advisable for the Administrative Agent to add the New
Lender as a Swing Line Lender under the Credit Agreement. In addition, each of the parties hereto agrees that (i) this Amendment shall be deemed to be a Schedule Amendment, in form and substance satisfactory for the purposes of making the changes to the Credit Agreement set forth in this subsection, and (ii) the Administrative Agent shall be entitled to, concurrently with the effectiveness of this Amendment, amend and replace Schedule III to the Credit Agreement to reflect the foregoing changes.

	 4.	Amendment of Schedule IV to the Credit Agreement.
(a) Schedule IV to the Credit Agreement is hereby amended by adding to Sections I.A., I.B., I.C. and I.D. of such Schedule IV, as the last entry in each such Section, the information in respect of Canadian Dollars provided to the Administrative Agent in respect thereof.

	(b)	Schedule IV to the Credit Agreement is further amended
by (i) replacing the interest rate set forth in Section I.A. of such Schedule under the heading "Austrian Schillings" with the interest rate set forth in such Section under the heading "Danish Kroner" and (ii) replacing the interest rate set forth in Section I.A. of such Schedule under the heading "Danish Kroner" with the interest rate set forth in such Section under the heading "Austrian Schillings".

	(c)	Each of the parties hereto agrees that (i) this Amendment
shall be deemed to be a Schedule Amendment, in form and substance satisfactory for the purposes of making the changes to the Credit
Agreement set forth in this subsection, and (ii) the Administrative Agent shall be entitled to, concurrently with the effectiveness of this Amendment, amend and replace Schedule IV to the Credit Agreement to reflect the foregoing changes.

	 5.	Amendment of Section 1.1 of the Credit Agreement.  The
definition of "Available Foreign Currencies" set forth in subsection 1.1 of the Credit Agreement is hereby amended by inserting, on the fourth line thereof and immediately following "Swiss Francs," the following:
"Canadian Dollars,".

	 6.	Amendment of Section 5 of the Credit Agreement.    (a)
Section 5 of the Credit Agreement is hereby amended by inserting, as a new subsection 5.9, the following:

		"5.9 Issuance of Letters of Credit as Time Drafts. Notwithstanding anything to the contrary contained in this
	Section 5, each Borrower may request that any Letter of Credit permit drawings thereunder to be by means of acceptance by the Issuing Bank of a time draft (a "Time Draft") rather than by payment of a sight draft. Each Time Draft shall (in addition to satisfying all of the provisions



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	set forth in this Section 5, except to the extent such provisions
	conflict with the provisions in this subsection 5.9 (in which case this subsection 5.9 shall be controlling)) expire no later than the earliest of (i) 90 days following the acceptance of such Time
	Draft by the related Issuing Bank, (ii) 5 Business Days prior to the Termination Date and (iii) 180 days after the issuance of the Commercial Letter of Credit pursuant to which such Time Draft is made. Notwithstanding anything to the contrary in this
	Agreement:

		(a)  in calculating the outstanding amount of L/C
	Obligations for purpose of determining the amount of the Commitments available for usage as Letters of Credit under subsection 5.1(a), the face amount of each outstanding and accepted Time Draft shall be deemed to constitute L/C
	Obligations;

		(b) in calculating the undrawn face amount of any Letter of Credit for purposes of determining the amount of Letter of Credit commission payable pursuant to subsection 5.3(a), each Letter of Credit under which a Time Draft has been issued and accepted shall be deemed undrawn to the extent of the face amount of such Time Draft until such Time Draft has been paid; and

		(c) each L/C Participant shall be deemed to have an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Bank's rights and obligations under any Time Draft accepted by such Issuing Bank under any Letter of Credit."

	(b) Section 5.1(a) of the Credit Agreement is hereby amended by inserting, on the third line thereof and immediately prior to "'Letter of Credit'", the following: "(including any Time Draft referred to subsection 5.9)".

	(c) Section 5.2 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

		"Such Issuing Bank shall promptly (and in no event later than the Business Day following its issuance of any Letter of Credit) advise the Administrative Agent of the terms of such Letter of Credit (or provide the Administra- tive Agent with a copy of such Letter of Credit), and each Lender shall be entitled to receive from the Administrative Agent, following such Lender's request therefor, any materials so provided to the Administrative Agent."

		  7.	 Amendment of Section 6.9(b) of the Credit
Agreement.  Section 6.9(b) of the Credit Agreement is hereby


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amended by deleting such Section in its entirety and replacing it with the following:

		"(b) The Administrative Agent will calculate the aggregate amount of the Exposure (including the aggregate amount of L/C Obligations) from time to time, and in any event not less frequently than once during each calendar week. In making such calculations, the Administrative Agent will rely on the information most recently received by it from the Swing Line Lenders in respect of outstanding Swing Line Loans, from Lenders in respect of outstanding Competitive Advance Loans and from Issuing Banks in respect of outstanding Letters of Credit (including, with respect to such Issuing Banks, the conversion ratios in respect of the non-Dollar denominated Letters of Credit provided to the Administrative Agent by such Issuing Banks on the fifteenth day and the end of each month (or on the Business Day nextsucceeding such days)). Upon making each such calculation, the Administrative Agent will inform the Company of the results thereof and, upon the request of any Lender, inform such Lender of the results thereof."

		8.	 Representations and Warranties.  The Company
hereby represents and warrants that, after giving effect to the amendments effected hereby, the representations and warranties contained in Section 7 of the Credit Agreement are true and correct on the date hereof.

		  9.	 Conditions to Effectiveness.  (a) This
Amendment shall become effective upon the receipt by the Administrative Agent (which effectiveness shall be confirmed to the other parties hereto by the Administrative Agent's delivery to such parties of notice of such effectiveness) of counterparts of this Amendment, duly executed and delivered by the Company, the New
Lender and (i) in the case of all of the Amendments hereunder other than the amendment provided for in Section 4 hereof, the Majority Lenders and (ii) in the case of the amendment provided for in Section 4 hereof, all of the Lenders.

		  (b) In addition to the foregoing conditions to effectiveness, this Amendment shall become effective with respect to the addition of the New Subsidiary Borrower upon the receipt by the Administrative Agent (which effectiveness shall be confirmed to the other parties hereto by the Administrative Agent's delivery to such parties of a fully executed copy of this Amendment) of the following:

		(i) counterparts of this Amendment, duly executed by the New Subsidiary Borrower; and

		(ii) copies of corporate resolutions, other corporate documents and legal opinions in respect of such New Subsidiary
Borrower, which resolutions, documents and opinions are substantially equivalent to comparable




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materials delivered on the Closing Date in respect of the other Foreign
Subsidiary Borrowers.

		  10. Miscellaneous. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The Company agrees to pay or reimburse the Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Agent. THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.






























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	IN WITNESS WHEREOF, each of the parties hereto has caused
this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.


			HARMAN INTERNATIONAL INDUSTRIES,
				    INCORPORATED
				By:	 /s/ Bernard A. Girod
					---------------------------------------
					Name:  Bernard A. Girod
					Title:  President

				STUDER S.E. ASIA PTE., LTD.
				By:	 /s/ Kheng Wah Chan
					---------------------------------------
					Name:  Kheng Wah Chan
					Title:  Managing Director

ACKNOWLEDGED AND AGREED TO:
---------------------------------------------------

CHEMICAL BANK,
as Administrative Agent and Lender
By:	 /s/ Roland F. Driscoll
	--------------------------------------
	Title:  Vice President

BANK OF MONTREAL
By:	 /s/ Thomas Peer
	--------------------------------------
	Title:  Director

THE BANK OF NOVA SCOTIA
By:	 /s/ James Trimble
	--------------------------------------
	Title:  Senior Relationship Manager

COMMERZBANK AG, LOS ANGELES BRANCH
By:	 /s/ Steven F. Larsen			 /s/ Werner Schmidbauer
	--------------------------------------	--------------------------------
	Title:  Vice President			Title:  Vice President





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GIROCREDIT BANK
By:	 /s/ Richard Stone	/s/ Sharad Gupta
	--------------------------------------------------

MIDLAND BANK PLC
By:	 /s/ John Holsey
	--------------------------------------------------
	Title:  Executive Vice President

THE MITSUBISHI BANK, LTD.
By:	 /s/ Frank H. Madden
	--------------------------------------------------
	Title:  Joint General Manager

NATIONSBANK OF NORTH CAROLINA, N.A.
By:	 /s/ Sara Parsons
	--------------------------------------------------
	Title:  Vice President

PNC BANK, NATIONAL ASSOCIATION
By:	 /s/ Steffen Crowther
	--------------------------------------------------
	Title:  Vice President

SOCIETE GENERAL
By:	 /s/ Gordon St. Denis
	--------------------------------------------------
	Title:  Assistant Vice President

















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